                                                                   EXHIBIT 10.79


                         PAYMENT AND DEFERRAL AGREEMENT




        This Payment and Deferral Agreement (the "Agreement") is made as of this 9th day of July, 1998 (the "Effective Date"), by and among Decora, Incorporated, a Delaware corporation (the "Company"), Decora Industries, Inc. a Delaware corporation ("Decora"), and each of the "Holders" identified and listed on Schedule A attached hereto and made a part hereof, in furtherance of the satisfaction of the obligations of Decora and the Company to the Holders pursuant to Section 9 of the Exchange Agreement (as hereinafter defined). Except to the extent otherwise specifically required to give effect to the express terms of this Agreement, this Agreement does not amend, modify, or alter the terms and conditions of the Exchange Agreement, which Exchange Agreement remains in full force and effect in accordance with its terms.

                                   WITNESSETH:

        WHEREAS, the Company, Decora, and each of the Holders entered into that certain Exchange Agreement dated as of March 31, 1996 (the "Exchange Agreement"), pursuant to which the Holders exchanged warrants held by them to purchase 250 shares of the common stock of the Company for, among other things, One Million (1,000,000) shares of the common stock of Decora, which shares were issued to the Holders on June 28, 1996 in the share amounts listed on Schedule
A. Shares of the common stock of Decora are hereinafter referred to in this Agreement as "Decora Common Stock".

        WHEREAS, as a result of a one-for-five reverse stock split of Decora Common Stock, which reverse split became effective as of December 29, 1997, the Holders are the holders of all the beneficial interests in Two Hundred Thousand (200,000) shares of Decora Common Stock (the "Existing Shares") in the share amounts listed on Schedule A.

        WHEREAS, pursuant to Section 9.1 of the Exchange Agreement, the Company and Decora covenanted and agreed on the Valuation Date (as defined in Exchange Agreement) to deliver to the Holders such (i) additional shares of Decora Common Stock, (ii) cash, or (iii) combination of additional shares of Decora Common Stock and cash, as would provide the Holders with Decora Common Stock and/or cash having a Current Market Value (as defined in the Exchange Agreement) as of the Valuation Date of Three Million Dollars ($3,000,0000).

        WHEREAS, as of the Valuation Date, the Current Market Value (as defined in the Exchange Agreement) of the Existing Shares (valued at $5.563 per share) beneficially held by the Holders was One Million One Hundred Twelve Thousand Six Hundred Dollars ($1,112,600), thereby resulting in a Current Market Value shortfall on the Valuation Date of One Million Eight Hundred Eighty-Seven Thousand Four Hundred Dollars ($1,887,400) (the "Shortfall Amount") or Three Hundred Thirty-Nine Thousand Two Hundred Seventy-Seven (339,277) shares of Decora Common Stock (the "Shortfall Stock").

        WHEREAS, pursuant to the Exchange Agreement, the Holders were entitled to payment of the Shortfall Amount or delivery to them of the Shortfall Stock as of the Valuation Date.

        WHEREAS, pursuant to and in accordance with Section 11.2 of the Exchange Agreement, the Holders have the right to require Decora, at its sole cost and expense, to effect a registration (a "Registration") under the Securities Act of 1933, as amended (the "Securities Act"), of any Shortfall Stock issued to the Holders in satisfaction of Decora's obligations under Section 9 of the Exchange Agreement, and in connection therewith to require Decora to effect a Registration of the Existing Shares.

        WHEREAS, the Holders have agreed to defer payment of the Shortfall Amount and/or delivery of the Shortfall Stock required by the terms of the Exchange Agreement, subject to the terms and conditions set forth herein.

        WHEREAS, the parties now desire to set forth the terms and conditions of their agreement with respect to payment of the Shortfall Amount and/or delivery of the Shortfall Stock to the Holders.

        NOW THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt of which each of the parties hereby acknowledges, the parties hereto hereby agree as follows:

                                    AGREEMENT

        1. The Shortfall Amount is hereby adjusted to Two Million Two Hundred Twenty-Six Thousand Five Hundred Five Dollars ($2,226,505) (the "Adjusted Shortfall Amount") to reflect the appreciation in the Market Value of the Shortfall Stock from the Valuation Date to June 3, 1998, the date on which the parties hereto reached agreement in principle as to the terms and conditions of this Agreement.

        2. On the Effective Date, Decora will deliver the sum of Two Hundred Thousand Dollars ($200,000) (the "Initial Payment") to the Holders by wire transfer of immediately available funds for the account of the Holders to:

               Chase Manhattan Bank, N.A.
               Chase NYC/CTR/
               BNF=CIGNA Private Placements/AC=9009001802
               ABA#021000021

The Initial Payment, minus interest on the Initial Payment at the rate of Eleven and One-Half Percent (11.5%) per annum (the "Applicable Rate") calculated and compounded at one-twelfth (1/12th) of the Applicable Rate for each month or portion thereof for the period from the Valuation Date to the Effective Date, shall be credited to the Adjusted Shortfall Amount as the "Initial Amount". For the avoidance of doubt, the Initial Amount is set out on Schedule B attached hereto and made a part hereof.

The balance of the Adjusted Shortfall Amount remaining after crediting payment of the Initial Amount is hereinafter referred to as the "Shortfall Balance".

        3. The sum of (i) the Shortfall Balance, plus (ii) interest accrued on the Shortfall Balance at the Applicable Rate from the Effective Date until the Payment Date (as defined in Section 4 below), shall equal the "Settlement Amount". For purposes of this Section 3, the amount of interest included in the Settlement Amount shall be calculated and compounded at one-twelfth (1/12th) of the Applicable Rate for each month or portion thereof until payment of the Settlement Amount. For the avoidance of doubt, the Settlement Amount for each month from the Effective Date through June 30, 1999 is set out on Schedule B attached hereto and made a part hereof.

        4. Decora shall pay to the Holders the Settlement Amount on the earlier of (x) June 30, 1999, or (y) six (6) Trading Days after any Public Offering of Decora Common Stock (the "Payment Date").

        The term "Public Offering" as used herein shall mean any sale of Decora Common Stock in a transaction either registered under, or requiring registration under, Section 5 of the Securities Act.

        The term "Trading Day(s)" as used herein shall mean any trading day on the market or exchange on which Decora Common Stock is then listed or admitted to trading.

        5. Any payment in accordance with Section 4 shall be made a follows:

                A. By delivery to the Holders of the Settlement Amount in immediately available funds in accordance with the instructions for wiring such funds to Holders set forth in Section 2 hereof;

                B. By delivery to the Holders or their nominees of fully registered and freely tradeable shares of Decora Common Stock meeting the Registration requirements of Section
                        11.2 of the Exchange Agreement, valued, for purposes of determining the number of shares of Decora Common Stock required to equal the Settlement Amount, as the median daily closing price of Decora Common Stock, as reported on Bloomberg, for the five (5) Trading

                        Days immediately preceding the delivery of Decora Common Stock to the Holders pursuant to this Section 5.B.; or

                C. By delivery to the Holders of a combination of cash and shares of Decora Common Stock in accordance with subsections A. and B. above totaling the Settlement Amount, with each Holder participating pro-rata, to the extent practicable, in any combination of cash and Decora Common Stock delivered by Decora in satisfaction of its payment obligations pursuant to Section 4.

        6. Decora may, at its option, upon notice as provided below, prepay all, but not less than all, of the Settlement Amount in accordance with this Section
6. Decora will give each Holder written notice of any prepayment under this
Section 6 not less than five (5) days and not more than thirty (30) days prior to the date fixed for prepayment. Such notice shall specify the date of prepayment (the "Prepayment Date") and the amount of the Settlement Amount determined by reference to Schedule B. Payment of the Settlement Amount to the Holders on the Prepayment Date may be made by Decora in any manner permitted pursuant to Section 5 above.

        7. The Holders shall have the right to require Decora, at its sole cost and expense, to effect a registration of the Existing Shares in accordance with the provisions of Section 11.2 of the Exchange Agreement at any time after September 30, 1998; provided that, if on or prior to September 30, 1998, Decora identifies (without solicitation) a purchaser or purchasers acceptable to Holders and which Holders confirm would be willing to purchase all of Holders' Existing Shares (with a closing no later than September 30, 1998) at a Market Price on terms reasonably satisfactory to the Holders, and such sale fails to close solely because of the unwillingness of the Holders or any of them to sell their Existing Shares at such Market Price, then Decora's obligation to effect a Registration of the Existing Shares pursuant to this Section 7 shall terminate. Except to complete a sale to a purchaser or purchasers identified (without solicitation) by Decora in accordance with this Section 7, the Holders agree not to sell any of the Existing Shares prior to October 1, 1998 without first obtaining the written consent of Decora.

        For purposes of this Section 7, the term "Market Price" shall mean the median daily closing price of Decora Common Stock, as reported on Bloomberg, for such five (5) Trading Days prior to the proposed sale of the Existing Shares as the parties shall mutually designate.

        8.     Miscellaneous Provisions.

               8.1 Notices. All communications under this Agreement shall be delivered (a) to the Holders at the address set forth in Schedule A hereto, marked for attention as there indicated, or at such other address as any such Holder shall be furnished to the Company and to Decora in writing, and (b) to Decora or the Company at the following address, or at such other address as Decora or the Company shall have furnished to the Holders in writing, and in each case shall be deemed delivered upon receipt:

               Decora, Incorporated
               1 Mill Street

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
               Fort Edward, New York  12828
               Telecopier:  (518) 747-9425

               Decora Industries, Inc.
               1 Mill Street
               Fort Edward, New York  12828
               Telecopier:  (518) 747-5089

               8.2 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder.

               8.3 Amendment and Waiver. This Agreement may be amended or supplemented, and the observance of any term hereof may be waived, only by the written agreement of all the parties.

               8.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

               8.5 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

               8.6 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

        IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of the Effective Date.


                                      DECORA, INCORPORATED,
                                      a Delaware corporation

                                      By:  /s/ Timothy N. Burditt
                                         --------------------------------------
                                           Timothy N. Burditt
                                           Vice President



                                      DECORA INDUSTRIES, INC.
                                      a Delaware corporation

                                      By:  /s/ Timothy N. Burditt
                                         --------------------------------------
                                           Timothy N. Burditt
                                           Executive Vice President


                       (Signatures continued on next page)

                                     CIGNA MEZZANINE PARTNERS II, L.P.
                                     By CIGNA Investments, Inc., Agent

                                     By:  /s/ Donald F. Rieger, Jr.
                                         --------------------------------------
                                          Donald F. Rieger, Jr.
                                          Managing Director



                                     CIGNA PROPERTY AND CASUALTY
                                       INSURANCE COMPANY By CIGNA
                                     Investments, Inc.

                                     By:  /s/ Donald F. Rieger, Jr.
                                         --------------------------------------
                                          Donald F. Rieger, Jr.
                                          Managing Director



                                     CENTURY INDEMNITY COMPANY
                                     By CIGNA Investments, Inc.

                                     By:  /s/ Donald F. Rieger, Jr.
                                         --------------------------------------
                                          Donald F. Rieger, Jr.
                                          Managing Director



                                     CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY By CIGNA
                                     Investments, Inc.

                                     By:  /s/ Donald F. Rieger, Jr.
                                         --------------------------------------
                                          Donald F. Rieger, Jr.
                                          Managing Director

                                   SCHEDULE A
                               (See next 4 pages)

MATTER NAME:                  DECORA Industries, Inc.


NAME OF HOLDER                CONNECTICUT GENERAL LIFE INSURANCE COMPANY
--------------                ------------------------------------------
Name in which shares are      CIG & Co.
registered

Share Amount                  32,800

Address for Notices           CIG & Co.
                              c/o CIGNA Investments, Inc.
                              Attention: Private Securities Division - S-307

                              900 Cottage Grove Road
                              Hartford, Connecticut  06152-2307
                              FAX:  860-726-7203

Signature Format              CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                              By CIGNA Investments, Inc.


                                  By
                                    --------------------------------------
                                    Name:
                                    Title:

Tax Identification Number     13-3574027

MATTER NAME:                 DECORA Industries, Inc.


NAME OF HOLDER               CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY
--------------               ---------------------------------------------
Name in which shares are     CIG & Co.
registered

Share Amount                 37,600

Address for Notices          CIG & Co.
                             c/o CIGNA Investments, Inc.
                             Attention: Private Securities Division - S-307

                             900 Cottage Grove Road
                             Hartford, Connecticut  06152-2307
                             FAX:  860-726-7203

Signature Format             CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY
                             By CIGNA Investments, Inc.

                                 By
                                   --------------------------------------
                                   Name:
                                   Title:

Tax Identification Number    13-3574027

MATTER NAME:                 DECORA Industries, Inc.


NAME OF HOLDER                CIGNA MEZZANINE PARTNERS II, L.P.
--------------                ---------------------------------
Name in which shares are      CIG & Co.
registered

Share Amount                  92,000

Address for Notices           CIG & Co.
                              c/o CIGNA Investments, Inc.
                              Attention: Private Securities Division - S-307

                              900 Cottage Grove Road
                              Hartford, Connecticut  06152-2307
                              FAX:  860-726-7203

Signature Format              CIGNA MEZZANINE PARTNERS III, L.P.
                              By CIGNA Investments, Inc., Agent

                                 By
                                   --------------------------------------
                                   Name:
                                   Title:

Tax Identification Number     13-3574027

MATTER NAME:                  DECORA Industries, Inc.


NAME OF HOLDER                CENTURY INDEMNITY COMPANY
--------------                -------------------------
Name in which shares are      CIG & Co.
registered

Share Amount                  37,600

Address for Notices           CIG & Co.
                              c/o CIGNA Investments, Inc.
                              Attention: Private Securities Division - S-307

                              900 Cottage Grove Road
                              Hartford, Connecticut  06152-2307
                              FAX:  860-726-7203

Signature Format              CENTURY INDEMNITY COMPANY
                              By CIGNA Investments, Inc.

                                 By
                                   --------------------------------------
                                   Name:
                                   Title:

Tax Identification Number     13-3574027

                                          SCHEDULE B
                                        (See next page)

Assumes Effective Day July 15 or earlier


SETTLEMENT AMOUNT                   2,226,505
INTEREST RATE                           11.5%



                                             INITIAL              SETTLEMENT
PAYMENT DATE                                 AMOUNT                 AMOUNT
------------                                 ------                 ------
                                                                  2,226,505
03-Jun-98 through 02-Jul-98                  194,250              2,053,592
03-Jul-98 through 02-Aug-98                                       2,073,273
03-Aug-98 through 02-Sep-98                                       2,093,141
03-Sep-98 through 02-Oct-98                                       2,113,201
03-Oct-98 through 02-Nov-98                                       2,133,452
03-Nov-98 through 02-Dec-98                                       2,153,898
03-Dec-98 through 02-Jan-99                                       2,174,539
03-Jan-99 through 02-Feb-99                                       2,195,379
03-Feb-99 through 02-Mar-99                                       2,216,418
03-Mar-99 through 02-Apr-99                                       2,237,658
03-Apr-99 through 02-May-99                                       2,259,103
03-May-99 through 02-Jun-99                                       2,280,752
03-Jun-99 through 30-Jul-99                                       2,302,610